UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 6, 2006

AGCO CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12930	58-1960019
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4205 River Green Parkway, Duluth, Georgia		30096
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770)813-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 6, 2006 AGCO Corporation (the "Company") announced the addition of one officer to its senior management team, Robert B. Crain, as Senior Vice President and General Manager, North America. The Company and Mr. Crain entered into an Employment Agreement effective as of January 1, 2006. A copy of the Company’s press release announcing Mr. Crain’s employment and his Employment Agreement are attached hereto as Exhibit 99.1 and Exhibit 10.1, respectively, to this Form 8-K and are incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this report:

10.1 Employment Agreement with Robert B. Crain
99.1 Press Release of AGCO Corporation, issued January 6, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO CORPORATION

January 6, 2006	By:	Andrew H. Beck

Name: Andrew H. Beck
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement with Robert B. Crain
99.1	Press Release of AGCO Corporation, issued January 6, 2006